Related Party and Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-in-Interest Transactions	Related Party and Party-in-Interest Transactions
The Plan held 1,009,600 and 1,080,965 shares of the Company’s common stock at December 31, 2025 and 2024, respectively, and recognized $630,618 and $651,133 of dividend income from this related-party investment during 2025 and 2024, respectively. Participant loans held by the Plan also qualify as party-in-interest transactions. All of these transactions are exempt from the prohibited transaction rules under ERISA.
Certain administrative functions are performed by officers or employees of the Company. No such officer or employee receives compensation from the Plan. Certain administrative expenses of the Plan are netted directly from the participant accounts.